UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 8, 2012

TC Global, Inc.
(Exact Name of Registrant as Specified in its Charter)

Washington	001-33646	91-1557436
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3100 Airport Way South, Seattle, Washington 98134
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (206) 233-2070
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03    Bankruptcy or Receivership
On October 10, 2012, TC Global, Inc. (the “Company”) filed a voluntary petition for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Western District of Washington, case number 12-20253. The Company will continue to operate its business as “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.
A copy of the press release issued by the Company announcing that it had made the Bankruptcy Filing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 4.01    Changes in Registrant’s Certifying Accountant
(a) Effective October 8, 2012, the Company's certifying accountant, Moss Adams LLP, resigned as the Company's independent registered public accounting firm.
Moss Adams LLP issued a report on the Company's consolidated financial statements for the fiscal years ended April 3, 2011 and March 28, 2010. The report did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles, except that the report of Moss Adams LLP for the fiscal years ended April 3, 2011 and March 28, 2010, included an explanatory paragraph noting that there was substantial doubt about the Company's ability to continue as a going concern. Moss Adams LLP did not complete an audit for the fiscal year ended April 1, 2012 and therefore has not issued an audit report thereon.
In connection with the audit of the Registrant's consolidated financial statements for the years ended April 3, 2011 and March 28, 2010, and any subsequent interim period through the date of resignation, there were no disagreements between the Company and Moss Adams LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; and there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except as previously disclosed, the Company did not maintain effective internal control over financial reporting due to limited technical resources and role transitions within the Company's accounting and finance department that also resulted in the lack of segregation of duties relating to the financial close and reporting controls.
The Company provided Moss Adams LLP with a copy of this Form 8-K and requested that Moss Adams LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Moss Adams LLP agrees with the above statements. A copy of such letter, dated October 12, 2012, is filed as Exhibit 16.1 to this Form 8-K.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 8, 2012, Paul W. Reed resigned from the Board of Directors for personal reasons. The Board thanks Mr. Reed for his service and extends its best wishes to Mr. Reed in his endeavors.

Item 9.01    Financial Statements and Exhibits

Exhibit 16.1    Resignation Letter from Moss Adams LLP to SEC

Exhibit 99.1    Press Release, dated October 10, 2012

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TC GLOBAL, INC.

Date: October 12, 2012	By:	/s/ CATHERINE M. CAMPBELL
Catherine M. Campbell
Chief Financial Officer